                                                                    EXHIBIT 4(f)

================================================================================



                          GEORGIA-PACIFIC CORPORATION

                                      and

                             THE BANK OF NEW YORK,
                                    Trustee





                                ---------------

                                   INDENTURE

                           Dated as of June __, 1999

                                ---------------





                         Providing for the issuance of
                    subordinated debt securities in series



================================================================================

                          GEORGIA-PACIFIC CORPORATION

        Reconciliation and tie between Trust Indenture Act of 1939 and
                      Indenture dated as of June __, 1999

         Trust Indenture                                        Indenture
           Act Section                                           Section

Section 310(a)(1)..................................                609
             (a)(2)................................                609
             (a)(3)................................          Not Applicable
             (a)(4)................................          Not Applicable
             (b)    ...............................             608, 610
Section 311(a)      ...............................                613
             (b)    ...............................                613
Section 312(a)      ...............................            701, 702(a)
             (b)    ...............................              702(b)
             (c)    ...............................              702(c)
Section 313(a)      ...............................              703(a)
             (b)    ...............................              703(b)
             (c)    ...............................          703(a), 703(b)
             (d)    ...............................              703(c)
Section 314(a)      ...............................                704
             (b)    ...............................          Not Applicable
             (c)(1)................................                     102
             (c)(2)................................                102
             (c)(3)................................          Not Applicable
             (d)    ...............................          Not Applicable
             (e)    ...............................                102
Section 315(a)      ...............................              601(a)
             (b)    ...............................                602
             (c)    ...............................              601(b)
             (d)    ...............................              601(c)
             (d)(1)................................             601(a)(1)
             (d)(2)................................             601(c)(2)
             (d)(3)................................             601(c)(3)
             (e)    ...............................                514
Section 316(a)      ...............................                101
             (a)(1)(A).............................             502, 513
             (a)(1)(B).............................                513
             (a)(2)................................          Not Applicable
             (b)    ...............................                508
Section 317(a)(1)..................................                503
             (a)(2)................................                504
             (b)    ...............................               1003
Section 318(a)      ...............................                107


-------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----

         Parties  ........................................................  1
         Recitals of the Company..........................................  1

ARTICLE ONE

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION............1
         Section 101.  Definitions..........................................1
                           Act..............................................1
                           Additional Senior Obligations....................2
                           Affiliate........................................2
                           control..........................................2
                           Authenticating Agent.............................2
                           Board of Directors...............................2
                           Board Resolution.................................2
                           Book-Entry Security..............................2
                           Business Day.....................................2
                           Closing Price....................................2
                           Commission.......................................3
                           Company..........................................3
                           "Company Request" or "Company Order".............3
                           Conversion Agent.................................3
                           Conversion Price.................................3
                           Corporate Trust Office...........................3
                           corporation......................................3
                           Covenant Defeasance..............................3
                           Current Market Price.............................4
                           Defaulted Interest...............................4
                           Defeasance.......................................4
                           Depositary.......................................4
                           Event of Default.................................4
                           Holder...........................................4
                           Indenture........................................4
                           interest.........................................4
                           Interest Payment Date............................4
                           Investments in Unrestricted Subsidiaries.........4
                           Net Tangible Assets..............................4
                           Maturity.........................................5
                           Officers' Certificate............................5
                           Opinion of Counsel...............................5
                           Original Issue Discount Security.................5
                           Outstanding......................................5
                           Paying Agent.....................................6
                           Person...........................................6
                           Place of Payment.................................6
                           Predecessor Security.............................6
                           Principal Property...............................6

                           Ranking Junior to the Securities...................6
                           Ranking on a Parity with the Securities............7
                           Redemption Date....................................7
                           Redemption Price...................................7
                           Regular Record Date................................7
                           Responsible Officer................................7
                           Securities.........................................7
                           "Security Register," "Security Registrar" and
                            "Co-Security Registrar"...........................7
                           Senior Indebtedness................................7
                           Special Record Date................................7
                           Stated Maturity....................................8
                           Subsidiary.........................................8
                           Trading Day........................................8
                           Trustee............................................8
                           Trust Indenture Act................................8
                           U.S. Government Obligations........................8
                           Value..............................................8
                           Vice President.....................................8
                           Voting Stock.......................................8
         Section 102.  Compliance Certificates and Opinions...................8
         Section 103.  Form of Documents Delivered to Trustee.................9
         Section 104.  Acts of Holders.......................................10
         Section 105.  Notices, Etc., to Trustee and Company.................10
         Section 106.  Notice to Holders; Waiver.............................11
         Section 107.  Conflict With Trust Indenture Act.....................11
         Section 108.  Effect of Headings and Table of Contents..............11
         Section 109.  Successors and Assigns................................11
         Section 110.  Separability Clause...................................11
         Section 111.  Benefits of Indenture.................................11
         Section 112.  Governing Law.........................................12
         Section 113.  Legal Holidays........................................12

ARTICLE TWO

         SECURITY FORMS......................................................12
         Section 201.  Forms Generally.......................................12
         Section 202.  Form of Face of Security..............................12
         Section 203.  Form of Reverse of Security...........................16
         Section 204.  Form of Trustee's Certificate of Authentication.......19
         Section 205.  Issuance of Book-Entry Securities.....................19

ARTICLE THREE

         THE SECURITIES......................................................20
         Section 301.  Amount Unlimited; Issuable in Series..................20
         Section 302.  Denominations.........................................22
         Section 303.  Execution, Authentication, Delivery and Dating........22
         Section 304.  Temporary Securities..................................23
         Section 305.  Registration, Registration of Transfer and Exchange...23

         Section 306.  Mutilated, Destroyed, Lost and Stolen Securities......25
         Section 307.  Payment of Interest; Interest Rights Preserved........26
         Section 308.  Persons Deemed Owners.................................27
         Section 309.  Cancellation..........................................27
         Section 310.  Computation of Interest...............................27
         Section 311.  Regarding Beneficial Ownership Interests in
                        Book-Entry Securities................................28

ARTICLE FOUR

         SATISFACTION AND DISCHARGE..........................................28
         Section 401.  Satisfaction and Discharge of Indenture...............28
         Section 402.  Defeasance and Discharge..............................29
         Section 403.  Covenant Defeasance...................................29
         Section 404.  Conditions to Defeasance or Covenant Defeasance.......30
         Section 405.  Deposited Money and U.S. Government Obligations to Be
                        Held in Trust; Other Miscellaneous Provisions........31

ARTICLE FIVE

         REMEDIES............................................................31
         Section 501.  Events of Default.....................................31
         Section 502.  Acceleration of Maturity; Rescission and Annulment....32
         Section 503.  Collection of Indebtedness and Suits for
                        Enforcement by Trustee...............................33
         Section 504.  Trustee May File Proofs of Claim......................34
         Section 505.  Trustee May Enforce Claims Without Possession of
                        Securities...........................................34
         Section 506.  Application of Money Collected........................34
         Section 507.  Limitation on Suits...................................35
         Section 508.  Unconditional Right of Holders to Receive Principal,
                        Premium and Interest.................................35
         Section 509.  Restoration of Rights and Remedies....................36
         Section 510.  Rights and Remedies Cumulative........................36
         Section 511.  Delay or Omission Not Waiver..........................36
         Section 512.  Control by Holders....................................36
         Section 513.  Waiver of Past Defaults...............................36
         Section 514.  Undertaking for Costs.................................37
         Section 515.  Waiver of Stay or Extension Laws......................37

ARTICLE SIX

         THE TRUSTEE.........................................................37
         Section 601.  Certain Duties and Responsibilities...................37
         Section 602.  Notice of Defaults....................................38
         Section 604.  Not Responsible for Recitals or Issuance of
                        Securities...........................................40
         Section 605.  May Hold Securities...................................40
         Section 606.  Money Held in Trust...................................40
         Section 607.  Compensation and Reimbursement........................40
         Section 608.  Disqualification; Conflicting Interests...............41
         Section 609.  Corporate Trustee Required; Eligibility...............41
         Section 610.  Resignation and Removal; Appointment of Successor.....41

         Section 611.  Acceptance of Appointment by Successor.................43
         Section 612.  Merger, Conversion, Consolidation or Succession to
                        Business..............................................44
         Section 613.  Preferential Collection of Claims Against Company......44
         Section 614.  Appointment of Authenticating Agent....................44

ARTICLE SEVEN

         LISTS OF HOLDERS AND REPORTS BY TRUSTEE AND COMPANY..................46
         Section 701.  Company to Furnish Trustee Names and Addresses of
                        Holders...............................................46
         Section 702.  Preservation of Information; Communications to
                        Holders...............................................46
         Section 703.  Reports by Trustee.....................................46
         Section 704.  Reports by Company.....................................47

ARTICLE EIGHT

         CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.................47
         Section 801.  Company May Consolidate, Etc. Only on Certain Terms....47
         Section 802.  Securities to Be Secured in Certain Events.............47
         Section 803.  Successor Corporation Substituted......................48
         Section 804.  Assumption by Subsidiary of Company's Obligations......48

ARTICLE NINE

         SUPPLEMENTAL INDENTURES..............................................49
         Section 901.  Supplemental Indentures Without Consent of Holders.....49
         Section 902.  Supplemental Indentures With Consent of Holders........50
         Section 903.  Execution of Supplemental Indentures...................51
         Section 904.  Effect of Supplemental Indentures......................51
         Section 905.  Conformity With Trust Indenture Act....................52
         Section 906.  Reference in Securities to Supplemental Indentures.....52

ARTICLE TEN

         COVENANTS............................................................52
         Section 1001.  Payment of Principal, Premium and Interest............52
         Section 1002.  Maintenance of Office or Agency.......................52
         Section 1003.  Money for Securities Payments to be Held in Trust.....53
         Section 1004.  Limitation on Liens...................................54
         Section 1005.  Limitation on Sale and Lease-Back.....................56
         Section 1006.  Exemption from Limitation on Liens and Sale and
                         Lease-Back...........................................56
         Section 1007.  Statement by Officers as to Default...................57
         Section 1008.  Waiver of Certain Covenants...........................57
         Section 1009.  Applicability of Covenants............................57

ARTICLE ELEVEN

         REDEMPTION OF SECURITIES.............................................57
         Section 1101.  Applicability of Article..............................57
         Section 1102.  Election to Redeem; Notice to Trustee.................57
         Section 1103.  Selection by Trustee of Securities to be Redeemed.....58
         Section 1104.  Notice of Redemption..................................58
         Section 1105.  Deposit of Redemption Price...........................59
         Section 1106.  Securities Payable on Redemption Date.................59
         Section 1107.  Securities Redeemed in Part...........................59

ARTICLE TWELVE

         SINKING FUNDS........................................................59
         Section 1201.  Applicability of Article..............................59
         Section 1202.  Satisfaction of Sinking Fund Payments With
                         Securities...........................................60
         Section 1203.  Redemption of Securities for Sinking Fund.............60

ARTICLE THIRTEEN

         SUBORDINATION OF SECURITIES..........................................60
         Section 1301.  Agreement to Subordinate..............................60
         Section 1302.  Obligation of the Company Unconditional...............62
         Section 1303.  Notice to Trustee of Facts Prohibiting Payment........62
         Section 1304.  Application by Trustee of Moneys Deposited With It....63
         Section 1305.  Subrogation to Rights of Holders of Senior
                         Indebtedness and Additional Senior Obligations.......63
         Section 1306.  Subordination Rights Not Impaired by Acts or Omissions
                         of Company, Holders of Senior Indebtedness or Holders
                          of Additional Senior Obligations....................63
         Section 1307.  Authorization of Trustee to Effectuate Subordination
                         of Securities........................................64
         Section 1308.  Right of Trustee to Hold Senior Indebtedness and
                         Additional Senior Obligations........................64
         Section 1309.  Article Thirteen Not to Prevent Events of Default.....64
         Section 1310.  Article Applicable to Paying Agents...................64
         Section 1311.  Reliance on Judicial Order or Certificate of
                         Liquidating Agent....................................64
         Section 1312.  Trustee Not Fiduciary for Holders of Senior
                         Indebtedness or Holders of Additional Senior
                          Obligations.........................................65
         Section 1313.  Payment Permitted If No Default.......................65

ARTICLE FOURTEEN

         HOLDERS' MEETINGS....................................................65
         Section 1401.  Purposes for Which Meetings May be Called.............65
         Section 1402.  Manner of Calling Meetings............................66
         Section 1403.  Call of Meetings by Company or Holders................66
         Section 1404.  Who May Attend and Vote at Meetings...................66
         Section 1405.  Regulations May be Made by Trustee....................66

         Section 1406.  Evidence of Actions by Holders........................67
         Section 1407.  Exercise of Rights of Trustee and
                         Holders Not to be Hindered or Delayed................67

ARTICLE FIFTEEN

         CONVERSION...........................................................67
         Section 1501.  Applicability; Conversion Privilege...................67
         Section 1502.  Conversion Procedure; Conversion Price;
                         Fractional Shares....................................67
         Section 1503.  Adjustment of Conversion Price for Georgia-Pacific
                         Group Stock or Timber Stock..........................68
         Section 1504.  Consolidation or Merger of the Company................71
         Section 1505.  Notice of Adjustment..................................71
         Section 1506.  Notice in Certain Events..............................72
         Section 1507.  Company To Reserve Stock; Registration; Listing.......72
         Section 1508.  Taxes on Conversion...................................73
         Section 1509.  Conversion After Record Date..........................73
         Section 1510.  Company Determination Final...........................74
         Section 1511.  Trustee's Disclaimer..................................74

          INDENTURE, dated as of June __, 1999, between GEORGIA-PACIFIC CORPORATION, a corporation duly organized and existing under the laws of the State of Georgia (herein called the "Company"), having its principal office at 133 Peachtree Street, N.E., Atlanta, Georgia 30303, and The Bank of New York, a New York State banking corporation, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 101.  Definitions.
                        -----------


          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise expressly provided herein, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act," when used with respect to any Holder, has the meaning specified in Section 104.

          "Additional Senior Obligations" means all indebtedness of the Company for claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred; provided, however, that Additional Senior Obligations shall not include claims in respect of Senior Indebtedness or any obligation (i) Ranking Junior to the Securities or (ii) Ranking on a Parity with the Securities. For purposes of this definition, "claim" shall have the meaning assigned thereto in Section 101(4) of the United States Bankruptcy Code of 1978, as amended, and in effect on the date of execution of this Indenture.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, " control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

          "Board of Directors" means either the board of directors of the Company, any duly authorized committee of that board or any officer of the Company duly authorized by the board of directors of the Company or a duly authorized committee of that board to take a specified action or make a specified determination (the authorization of such offices being evidenced by a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the board of directors of the Company or a duly authorized committee of that board and to be in full force and effect on the date of such certification and delivered to the Trustee).

          "Board Resolution" means a copy of the resolution or action certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted or taken by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Book-Entry Security" means a Security in the form prescribed in
Section 205 evidencing all or part of a series of Securities, issued to the Depositary for such series or its nominee and registered in the name of such Depositary or its nominee.

          "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are generally authorized or obligated by law to close.

          "Closing Price" of the Georgia-Pacific Group Stock or the Timber Stock, as applicable, means the last reported sale price of such stock (regular way) as shown on the Composite Tape of the New York Stock Exchange (or, if such stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such stock is listed or admitted to trading), or, in case no such sale takes place on such day, the average of the closing bid and asked prices on the New York Stock Exchange (or, if such stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such stock is listed or admitted to trading), or, if it is not listed or admitted to trading on any national securities exchange, the last reported sale price of such stock as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or in case no such sale takes place on such day, the average of the closing bid and asked prices as reported by NASDAQ, or if such stock is not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Company" shall mean such successor corporation.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President, a Vice Chairman or a Vice President, and by its Treasurer, an Assistant Treasurer, its Comptroller, an Assistant Comptroller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Conversion Agent" means any Person authorized by the Company to receive Securities to be converted into Georgia-Pacific Group Stock or Timber Stock, as applicable, on behalf of the Company. The Company initially authorizes the Trustee to act as Conversion Agent for the Securities on its behalf. The Company may at any time and from time to time authorize one or more Persons to act as Conversion Agent in addition to or in place of the Trustee with respect to any series of Securities issued under this Indenture.

          "Conversion Price" means, with respect to any series of Securities which are convertible into Georgia-Pacific Group Stock or Timber Stock, as applicable, the price per share of such stock at which the Securities of such series are so convertible, as specified pursuant to Section 301 with respect to such series, as such price may be adjusted from time to time in accordance with
Section 1503.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at _______________________, Attention:_____________________; except, that, with respect to presentation of Securities for registration of transfer and exchange, and the location of the Securities Register, such term means the office or agency of the Security Registrar in said Borough, at which at any particular time its corporate agency business shall be conducted.

          "corporation" includes corporations, associations, companies and business trusts.


          "Covenant Defeasance" has the meaning specified in Section 403.

          "Current Market Price" on any date means the average of the daily Closing Prices per share of Georgia-Pacific Group Stock or Timber Stock, as applicable, for any thirty (30) consecutive Trading Days selected by the Company prior to the date in question, which thirty (30) consecutive Trading Day period shall not commence more than forty-five (45) Trading Days prior to the day in question; provided that with respect to Section 1503(3), the "Current Market Price" of the Georgia-Pacific Group Stock or Timber Stock, as applicable, shall mean the average of the daily Closing Prices per share of such stock for the five (5) consecutive Trading Days ending on the date of the distribution referred to in Section 1503(3) (or if such date shall not be a Trading Day, on the Trading Day immediately preceding such date).

          "Defaulted Interest" has the meaning specified in Section 307.

          "Defeasance" has the meaning specified in Section 402.

          "Depositary" means, with respect to the Securities of any series issuable or issued in the form of a Book-Entry Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have been appointed pursuant to Section 305, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

          "Event of Default" has the meaning specified in Section 501.

          "Georgia-Pacific Group Stock" means the Georgia-Pacific Group class of common stock, par value $.80 per share, of the Company authorized at the date of this Indenture as originally signed.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

          "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Investments in Unrestricted Subsidiaries" means Investments made by the Company or by any Restricted Subsidiary in Unrestricted Subsidiaries, net of Investments made by Unrestricted Subsidiaries in the Company or any Restricted Subsidiary. If any corporation which becomes a Restricted Subsidiary after the date of this Indenture shall, at the time it becomes a Restricted Subsidiary, have any Investments in an Unrestricted Subsidiary, such Investments shall be deemed to be Investments made by the Company in such Unrestricted Subsidiary at the time such corporation becomes a Restricted Subsidiary, in the amount at which such Investments are then carried on the books of such corporation. If any corporation shall become an Unrestricted Subsidiary after the date of this Indenture, the Investments of the Company and its Restricted Subsidiaries in such corporation shall be deemed to be Investments made at the time such corporation becomes an Unrestricted Subsidiary, in the amount at which such Investments are then carried on the books of the Company and its Restricted Subsidiaries.

          "Net Tangible Assets" means, at any date, the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities, (b) any item representing Investments in Unrestricted Subsidiaries and (c) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all of the foregoing as set forth on the then most recent consolidated balance sheet of the Company and its Subsidiaries and computed in accordance with generally accepted accounting principles.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice Chairman or a Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, or a Subsidiary, as the case may be, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company, or who may be other counsel satisfactory to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502; (ii) the principal amount of a Security denominated in a foreign currency or currencies shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security; and (iii) Securities owned by or held for the account of the Company or any other obligor upon the Securities or any Affiliate of the

Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned or so held which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned by or held for the account of the Company or any other obligor upon the Securities, or any Affiliate of the Company or of such obligor and the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein and not otherwise excluded from the provisions hereof are Outstanding for the purposes of any such determination.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Property" means any mill, manufacturing plant, manufacturing facility or timberlands, owned by the Company and/or one or more Restricted Subsidiaries and located within the continental United States of America; provided that the term "Principal Property" shall not include: (a) any such mill, plant, facility or timberlands or portion thereof (i) which is financed by obligations issued by a State, a Territory or a possession of the United States of America, or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is excludable from gross income of the holders thereof pursuant to the provisions of Section 103 (a)(1) (but only if by reason of section 103(b)(4)(E) or (F)) of the Internal Revenue Code of 1986, as amended (or any successor to such provision), as in effect at the time of the issuance of such obligations, or (ii) which in the opinion of the Board of Directors is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries, considered as a whole;
(b) any timberlands designated by the Company's Board of Directors as being held primarily for development and or sale rather than for the production of timber; or (c) any minerals or mineral rights.

          "Ranking Junior to the Securities", when used with respect to any obligation of the Company, means any obligation of the Company which (a) ranks junior to and not equally with or prior to the Securities in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of Section 1301 and (b) is specifically designated as ranking junior to the Securities by express provisions in the instrument creating or evidencing such obligation.

          "Ranking on a Parity with the Securities", when used with respect to any obligation of the Company, means any obligation of the Company which (a) ranks equally with and not prior to the Securities in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of Section 1301 and (b) is specifically designated as ranking on a parity with the Securities by express provisions in the instrument creating or evidencing such obligation. The securing of any obligations of the Company, otherwise Ranking on a Parity with the Securities or Ranking Junior to the Securities, is not deemed to prevent such obligations from constituting obligations Ranking on a Parity with the Securities or Ranking Junior to the Securities.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Responsible Officer", when used with respect to the Trustee, means the chairman of the trust committee, any vice president, secretary, assistant secretary, managing director, treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to any particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means any Subsidiary (i) substantially all of the property of which is located within the continental United States of America and (ii) which itself, or with the Company and/or one or more other Restricted Subsidiaries, owns a Principal Property.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register", "Security Registrar" and "Co-Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means (a) all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred except (i) the Securities, (ii) any obligation Ranking on a Parity with the Securities or (iii) any obligation Ranking Junior to the Securities and (b) any deferrals, renewals or extensions of any such Senior Indebtedness. As used in the preceding sentence, the term "indebtedness of the Company for money borrowed" shall mean any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for the payment of the purchase price of property or assets acquired other than in the ordinary course of business.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

          "Timber Stock" means the Timber Group class of common stock, par value $.80 per share, of the Company authorized at the date of this Indenture as originally signed.

          "Trading Day" means, with respect to the Georgia-Pacific Group Stock or Timber Stock, as applicable, so long as the Georgia-Pacific Group Stock or Timber Stock, as applicable, is listed or admitted to trading on the New York Stock Exchange, a day on which the New York Stock Exchange is open for the transaction of business, or, if the Georgia-Pacific Group Stock or Timber Stock, as applicable, is not listed or admitted to trading on the New York Stock Exchange, a day on which the principal national securities exchange on which the Georgia-Pacific Group Stock or Timber Stock, as applicable, is listed is open for the transaction of business, or, if the Georgia-Pacific Group Stock or Timber Stock, as applicable, is not so listed or admitted for trading on any national securities exchange, a day on which NASDAQ is open for the transaction of business.

          "Trustee" means the Person named as "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Unrestricted Subsidiary" means any Subsidiary of the Company other than a Restricted Subsidiary.

          "U.S. Government Obligations" means either (i) direct obligations of the United States of America or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America.

          "Value" has the meaning specified in Section 1005.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

          "Voting Stock", means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of the subject corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          Section 102.  Compliance Certificates and Opinions.
                        ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 103.  Form of Documents Delivered to Trustee.
                        --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless each counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 104.  Acts of Holders.
                        ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          Section 105.  Notices, Etc., to Trustee and Company.
                        -------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its General Counsel at 133 Peachtree Street, N.E., Atlanta, Georgia 30303 or at any other address previously furnished in writing to the Trustee by the Company.

          Section 106.  Notice to Holders; Waiver.
                        -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          Section 107.  Conflict With Trust Indenture Act.
                        ---------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          Section 108.  Effect of Headings and Table of Contents.
                        ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 109.  Successors and Assigns.
                        ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          Section 110.  Separability Clause.
                        -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 111.  Benefits of Indenture.
                        ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and Additional Senior Obligations and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 112.  Governing Law.
                        -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

          Section 113.  Legal Holidays.
                        --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO
                                SECURITY FORMS

          Section 201.  Forms Generally.
                        ---------------

          The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          Section 202.  Form of Face of Security.
                        ------------------------

          THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.

          [If the Security is an Original Issue Discount Security, insert -- FOR PURPOSES OF SECTION 1273 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS
AMENDED, THE ISSUE PRICE OF THIS SECURITY IS    % OF ITS PRINCIPAL AMOUNT AND
THE ISSUE DATE IS ____________, 19__.]

                          GEORGIA-PACIFIC CORPORATION
                     ___________ Subordinated _____________
                             due __________________


No. _______________                                     $___________

          GEORGIA-PACIFIC CORPORATION, a Georgia corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________, or registered assigns, the principal sum of ___________________ Dollars on _________________ [If the Security is to bear interest prior to Maturity, insert--, and to pay interest thereon from _____________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ______________ and ____________ in each year, commencing ________________, at the rate of _____% per annum, [If applicable, insert method of calculation of floating rate,] until the principal hereof is paid or made available for payment [If applicable, insert--, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ____% per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ___________ or ____________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert-- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear
interest at the rate of     % per annum (to the extent that the payment of such
interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand.
Any such interest on any overdue principal that is not so paid on demand shall
bear interest at the rate of     % per annum (to the extent that the payment of
such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          Payment of the principal of (and premium, if any) and [if applicable, insert-- any such] interest on this Security will be made at the offices or agencies of the Trustee maintained for that purpose in New York, New York [describe relevant currency] [if applicable, insert--; provided, however, that at the option of the Company payment of interest may be made by check drawn upon any Paying Agent and mailed on or prior to an Interest Payment Date to the address of the Person entitled thereto as such address shall appear in the Security Register.]

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an authenticating agent, by the manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                              GEORGIA-PACIFIC CORPORATION



                              By ___________________________

[Seal]

Attest:



_______________________

          Section 203.  Form of Reverse of Security.
                        ---------------------------

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of June __, 1999 (herein called the "Indenture") between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness, the holders of Additional Senior Obligations and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to $________].

          [If applicable, insert-- The Securities of this series are subject to redemption upon not less than 30 days notice by mail, [if applicable, insert--
(1) on _______________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ___________, ____], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before _________________, ____% and if redeemed] during the 12-month period beginning ______________ of the years indicated,


Year                    Redemption Price   Year          Redemption Price
----                    ----------------   ----          ----------------



and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption [If applicable, insert-- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business, on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert-- The Securities of this series are subject to redemption upon not less than 30 days notice by mail, (1) on _____________ in any year commencing with the year ___________ and ending with the year __________ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after _____________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ____________ of the years indicated,

                   Redemption Price               Redemption Price
               For Redemption Through         For Redemption Otherwise
                     Operation                 Than Through Operation
Year            of the Sinking Fund             of the Sinking Fund
----            -------------------             -------------------


and thereafter at a Redemption Price equal to ____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [Notwithstanding the foregoing, the Company may not, prior to _________, redeem any Securities of this series as contemplated by [Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than ____% per annum.]

          [The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year _____ and ending with the year
____ of [not less than] $_______ [("mandatory sinking fund") and not more than $_________] aggregate principal amount of Securities of this series.
[Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made.]

          In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or of this Security) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

          The indebtedness evidenced by this Security is unsecured and, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness and, under certain circumstances, to Additional Senior Obligations, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions and (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided.

          [If the Security is not an Original Issue Discount Security,-- If an Event of Default (as defined in the Indenture) with respect to the Company shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

          [If the Security is an Original Issue Discount Security,-- If an Event of Default (as defined in the Indenture) with respect to the Company shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $_________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Indenture provides that a Subsidiary may assume the obligations of the Company under the Indenture and the Securities, subject to the satisfaction of certain conditions, including the Company's guaranteeing of the Subsidiary's obligations under this Security and the Indenture.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          Section 204.  Form of Trustee's Certificate of Authentication.
                        -----------------------------------------------

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                By  ____________________________
                                     [NAME OF TRUSTEE]
                                          as Trustee


          Section 205.  Issuance of Book-Entry Securities.
                        ---------------------------------

          Any Book-Entry Security authenticated and issued hereunder shall, in addition to the provisions contained in Section 202 and 203, bear a legend in substantially the following form, subject to modification by the Depositary:

          "This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary."

          Any Book-Entry Security issued hereunder may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate may from time to time be reduced to reflect exchanges or increased to reflect the issuance of additional uncertificated Securities of such series. Any endorsement of a Book-Entry Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such

Security or the Company Order to be delivered to the Trustee pursuant to Section
303. Any instructions by the Company with respect to a Book-Entry Security, after its initial issuance, shall be in writing but need not comply with Section 102.

          Each Depositary designated pursuant to Section 301 for a Book-Entry Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

          Book-Entry Securities may be issued only in registered form and in either temporary or permanent form.


                                 ARTICLE THREE

                                THE SECURITIES

          Section 301.  Amount Unlimited; Issuable in Series.
                        ------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107);

          (3) the date or dates on which the principal of the Securities of the series is payable;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

          (5) the place or places, if any, in addition to New York, New York, where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

          (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (9) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable if other than the currency of the United States of America;

          (10) if the amount or payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (12) whether the Securities of the series will be convertible into shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, and if so, the terms and conditions, which may be in addition to or in lieu of the provisions of Article Fifteen, upon which such Securities will be so convertible, including the Conversion Price and the conversion period;

          (13) the form of the Securities, and the extent, if any, to which any of the Securities will be issuable in Book-Entry form and, in such case, the Depositary for such Book-Entry Security or Securities, and the terms and conditions, if any, upon which such Book-Entry Security may be exchanged in whole or in part for definitive Securities, if other than as set forth in Section 305; and

          (14) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

          At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of the person entitled thereto as such address shall appear in the Securities Register.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          The Securities shall be subordinated to Senior Indebtedness and, under certain circumstances, to Additional Senior Obligations as provided in Article Thirteen.

          Section 302.  Denominations.
                        -------------

          The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

          Section 303.  Execution, Authentication, Delivery and Dating.
                        ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its President or one of its Executive Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order and subject to the provisions hereof shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors rights and to general equity principles.

          If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of one or more Book-Entry Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and a Company Order for the authentication and delivery of such Book-Entry Securities with respect to such series, authenticate and deliver one or more Book-Entry Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Book-Entry Securities, (ii) shall be registered in the name of the Depositary for such Book-Entry Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

          Section 304.  Temporary Securities.
                        --------------------

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          Section 305.  Registration, Registration of Transfer and Exchange.
                        ---------------------------------------------------

          The Company shall cause to be kept at the office of the Security Registrar designated pursuant to this Section 305 or Section 1002 a register (being the combined register of the Security Registrar and any Co-Security Registrars and herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and for transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities as herein provided.

          Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or any Co-Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar or such Co-Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

          Neither the Company, the Security Registrar nor any Co-Security Registrar shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 205, the Company shall appoint a successor Depositary with respect to the Securities of such series.
If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(13) shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Book-Entry Security or Securities representing such series in exchange for such Book-Entry Security or Securities.

          The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Book-Entry Securities shall no longer be represented by such Book-Entry Security or Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Book-Entry Security or Securities representing such series in exchange for such Book-Entry Security or Securities.


          If specified by the Company pursuant to Section 301 with respect to a series of Securities, or if an Event of Default, or an event which with notice, lapse of time or both would be an Event of Default with respect to the Securities of such series has occurred and is continuing, a Person owning a beneficial interest in a Book-Entry Security for Securities of such series may instruct the Depositary for such series of Securities to surrender such Book-Entry Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor in definitive registered form. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge:

          (a) to the Person specified by such Depositary a new Security or Securities of the same series, of like tenor, of any authorized denomination as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Book-Entry Security; and

          (b) to such Depositary a new Book-Entry Security of like tenor in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Book-Entry Security and the aggregate principal amount of Securities delivered pursuant to clause (a) above.

          Upon the exchange of a Book-Entry Security for Securities in definitive form, such Book-Entry Security shall be cancelled by the Trustee. Securities issued in exchange for a Book-Entry Security pursuant to this Section shall be registered in such names and in such authorized denominations, and delivered to such addresses, as the Depositary for such Book-Entry Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered or to the Depositary.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Book-Entry Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.
                        ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless then the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 307.  Payment of Interest; Interest Rights Preserved.
                        ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose name the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date thereof to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to the Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of, transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          Section 308.  Persons Deemed Owners.
                        ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes, whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Section 309.  Cancellation.
                        ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

          Section 310.  Computation of Interest.
                        -----------------------

          Except as otherwise contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

          Section 311.  Regarding Beneficial Ownership Interests in Book-Entry
                        ------------------------------------------------------
Securities.
----------

          Neither the Company, the Trustee, any Authenticating Agent and Paying Agent nor the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Book-Entry Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


                               ARTICLE FOUR

                    SATISFACTION AND DISCHARGE; DEFEASANCE

          Section 401.  Satisfaction and Discharge of Indenture.
                        ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange of Securities, (ii) rights hereunder of Holders to receive payments of principal of (and premium, if any) and interest on the Securities, and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company; and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

In the event there are Securities of two or more series hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of all series as to which it is Trustee and if the other conditions thereto are met. In the event there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 405 and the last paragraph of Section 1003 shall survive.

          Section 402.  Defeasance and Discharge.
                        ------------------------

          The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 301. In addition to discharge of this Indenture pursuant to Sections 401 and 403, in the case of any series of Securities with respect to which an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, as certified pursuant to subparagraph (a) of Section 404 can be determined at the time of making the deposit referred to in such subparagraph
(a), the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such series as provided in this Section on and after the date the conditions set forth in Section 404 are satisfied, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of holders of Securities of such series to receive, solely from the trust fund described in subparagraph (a) of Section 404, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the holders of Securities of such series to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) this Section 402 and (vi) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them) (hereinafter called "Defeasance"), and the Trustee at the cost and expense of the Company, shall execute proper instruments acknowledging the same.

          Section 403. Covenant Defeasance.
                       -------------------

          In the case of any series of Securities with respect to which an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, as certified pursuant to subparagraph (a) of Section 404 can be determined at the time of making the deposit referred to in such subparagraph (a), (i) the Company shall be released from its obligations under any covenants specified in or pursuant to this Indenture (except as to (A) rights of registration of transfer and exchange of Securities of such series, (B) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (C) rights of Holders of Securities of such series to receive, from the Company pursuant to Section 1001, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and mandatory sinking fund payments, if any, (D) the rights, obligations, duties and immunities of the Trustee hereunder and (E) the rights of Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (ii) the occurrence of any event specified in Section 501(4) (with respect to any of the covenants specified in or pursuant to this Indenture) and 501(7) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series on or after the date the conditions set forth in Section 404 are satisfied (hereinafter called "Covenant Defeasance"), and the Trustee, at the cost of the Company, shall execute proper instruments acknowledging the same. For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant (to the extent specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

          Section 404.  Conditions to Defeasance or Covenant Defeasance.
                        -----------------------------------------------

          The following shall be the conditions to application of Sections 402 and 403 to the Outstanding Securities of any series:

          (a) with reference to Section 402 or 403, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (i) cash in an amount, or (ii) U.S. Government Obligations maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable, and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

          (b) in the case of Defeasance under Section 402, the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, Defeasance and discharge and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, Defeasance and discharge had not occurred;

          (c) in the case of Covenant Defeasance under Section 403, the Company has delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to the United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and Covenant Defeasance had not occurred;

          (d) no Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred or be continuing on the date of the deposit referred to in subparagraph (a);

          (e) such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound; and

          (f) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with.

          Section 405.  Deposited Money and U.S. Government Obligations to Be
                        -----------------------------------------------------
Held in Trust; Other Miscellaneous Provisions.
---------------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations deposited with the Trustee pursuant to Sections 401 and 404 shall be held in trust, and such money and all money from such U.S. Government Obligations shall be applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money and U.S. Government Obligations has been deposited with the Trustee.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 404 or the principal or interest received in respect of such obligations other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

          Notwithstanding the foregoing provisions of this Article Four, if the Securities of any series are payable in a coin or currency or currency unit other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency or currency unit or the nature of the government obligations to be deposited with the Trustee under the foregoing provisions of this Article Four shall be as set forth in the Officers' Certificate or established in the supplemental indenture under which the Securities of such series are issued.


                                 ARTICLE FIVE

                                   REMEDIES

          Section 501.  Events of Default.
                        -----------------

          "Event of Default", whenever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 13 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days;

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity;

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series;

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (5) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the Federal or state bankruptcy laws, as now or hereafter constituted, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

          (6) the commencement by the Company of a voluntary case under the Federal or state bankruptcy laws, as now or hereafter constituted, or the consent by the Company to the entry of a decree or order for relief in an involuntary case under any such law; or

          (7) any other Event of Default provided with respect to Securities of such series specified as contemplated by Section 301.

          Section 502.  Acceleration of Maturity; Rescission and Annulment.
                        --------------------------------------------------

          If an Event of Default with respect to Securities of any series at that time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal amount (or, if any Securities of such series are Original Issue Discount Securities, such portion of the principal amount of such Original Issue Discount Securities as may be specified in the terms of such Original Issue Discount Securities) of all the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount), plus accrued and unpaid interest (and premium, if any), shall become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of such series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 503.  Collection of Indebtedness and Suits for Enforcement by
                        -------------------------------------------------------
Trustee.
-------

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of

Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          Section 504.  Trustee May File Proofs of Claim.
                        --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized

               (i) to file and prove a claim of the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of the Holder in any such proceeding.

          Section 505.   Trustee May Enforce Claims Without Possession of
                        ------------------------------------------------
Securities.
----------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          Section 506.  Application of Money Collected.
                        ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereof of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:    To the payment of all amounts due the Trustee hereunder; and

          SECOND:   To the payment of the amounts then due and unpaid for
principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

          Section 507.  Limitation on Suits.
                        -------------------

          No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holder or Holders of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          Section 508.  Unconditional Right of Holders to Receive Principal,
                        ----------------------------------------------------
Premium and Interest.
--------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          Section 509.  Restoration of Rights and Remedies.
                        ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee, and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 510.  Rights and Remedies Cumulative.
                        ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 511.  Delay or Omission Not Waiver.
                        ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 512.  Control by Holders.
                        ------------------

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 513.  Waiver of Past Defaults.
                        -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 514.  Undertaking for Costs.
                        ---------------------

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

          Section 515.  Waiver of Stay or Extension Laws.
                        --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the exercise of any power herein granted to the Trustee, but will suffer and permit the exercise of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

          Section 601.  Certain Duties and Responsibilities.
                        -----------------------------------

          (a) Except during the continuance of an Event of Default with respect to Securities of any series,

          (1) the Trustee undertakes to perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect to Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the Direction of the Holders of majority in principal amount of the Outstanding Securities of any series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 602.  Notice of Defaults.
                        ------------------

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund instalment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.


          Section 603. Certain Rights of Trustee.
                       -------------------------

          Subject to the provisions of Section 601:

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its direction, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed with due care by it hereunder.

          Section 604.  Not Responsible for Recitals or Issuance of Securities.
                        ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity of sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

          Section 605.  May Hold Securities.
                        -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 603 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

          Section 606.  Money Held in Trust.
                        -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          Section 607.  Compensation and Reimbursement.
                        ------------------------------

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of any express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee and its officers, employees and directors for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of the powers or duties of the Trustee hereunder.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except for funds held in trust for the benefit of the Holders of Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default hereunder, the fees, charges, expenses and indemnities provided for in this Section 607 (including the charges of Trustee's counsel) are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          The provision of this Section 607 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee, any Paying Agent or any Authenticating Agent, as the case may be.

          Section 608.  Disqualification; Conflicting Interests.
                        ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          Section 609.  Corporate Trustee Required; Eligibility.
                        ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a corporation which satisfies the requirements of Section 310(a) of the Trust Indenture Act and which has a combined capital and surplus of not less than $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 610.  Resignation and Removal; Appointment of Successor.
                        -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d)  If at any time

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal, or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          (g) Upon the appointment of a successor Trustee (except pursuant to Section 612), all fees, charges and expenses to date of the retiring Trustee shall become immediately due and payable.

          (h) The retiring Trustee shall have no liability for the acts or omissions of any successor Trustee hereunder except with respect to successors pursuant to Section 612.

          Section 611.  Acceptance of Appointment by Successor.
                        --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 607.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer, and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder, and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor Trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.


          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          Section 612.  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business.
--------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          Section 613.  Preferential Collection of Claims Against Company.
                        -------------------------------------------------

          If the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or any such other obligor on the Securities.

          Section 614.  Appointment of Authenticating Agent.
                        -----------------------------------

          At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an

Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such notice of resignation or upon such termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          The provisions of Sections 308, 603, 604, 605, 607 and 612 shall be applicable to each Authenticating Agent.

          Pursuant to each appointment made under this Section, the Securities of each series covered by such appointment may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                [NAME OF TRUSTEE]
                                 as Trustee


                                By:______________________________
                                  As Authenticating Agent


                                By:______________________________
                                  Authorized Officer


          In the event that the Trustee is also acting as Paying Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article Six shall also be afforded to such Paying Agent and Registrar.

                                 ARTICLE SEVEN

              LISTS OF HOLDERS AND REPORTS BY TRUSTEE AND COMPANY

          Section 701.  Company to Furnish Trustee Names and Addresses of
                        -------------------------------------------------
Holders.
-------

          The Company will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not more than 15 days after each Regular Record Date, in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Co-Security Registrar.

          Section 702.  Preservation of Information; Communications to Holders.
                        ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Co-Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

          Section 703.  Reports by Trustee.
                        ------------------

          (a) Within 60 days after May 15 of each year commencing with the year 2000, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 that complies with the Trust Indenture Act.

          (b) The Trustee shall transmit by mail to all Holders such other reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

          Section 704.  Reports by Company.
                        ------------------

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          Section 801.  Company May Consolidate, Etc. Only on Certain Terms.
                        ---------------------------------------------------

          The Company shall not consolidate with or merge into any other corporation or sell, convey, exchange, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Section 802.  Securities to Be Secured in Certain Events.
                        ------------------------------------------

          If, upon any consolidation, merger, conveyance, transfer or lease referred to in Section 801, any Principal Property of the Company or of any Restricted Subsidiary or any shares of stock or indebtedness of any Restricted Subsidiary owned immediately prior thereto would thereupon become subject to any mortgage, security interest, pledge, lien or encumbrance, other than liens permitted under

Section 1004 or Section 1006, without securing the Securities, the Company, prior to such consolidation, merger, conveyance, transfer or lease, will by an indenture supplemental hereto secure the due and punctual payment of the principal of and interest on the Securities (equally and ratably with any other indebtedness of the Company then, or as a result thereof to be, secured thereby) by a direct lien on such Principal Property, shares of stock or indebtedness, prior to all liens other than any then existing thereon and then so permitted by
Section 1004 or Section 1006.

          Section 803.  Successor Corporation Substituted.
                        ---------------------------------

          Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

          Section 804.  Assumption by Subsidiary of Company's Obligations.
                        -------------------------------------------------

          A Subsidiary may assume the obligations of the Company for the due and punctual payment of the principal of (and premium, if any) and interest on the Securities and the performance of the Company's other obligations under this Indenture and the Securities, to be performed or observed, provided that:

          (1) such Subsidiary shall expressly assume such obligations by an indenture supplemental hereto, executed and delivered to the Trustee;

          (2) the Company shall guarantee the obligations of such Subsidiary under the Securities and this Indenture;

          (3) in addition to assuming obligations under the Securities and this Indenture, such Subsidiary shall agree to indemnify the Holder of each Security against (a) any tax, assessment or governmental charge imposed as a result of or relating to the act of such assumption and (b) costs or expenses incurred directly in connection with the act of assumption;

          (4) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (5) the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, to the effect that (a) such assumption, (b) such guarantee and (c) such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such assumption have been complied with and such supplemental indenture and guarantee by the Company have been duly authorized and delivered by the Company, and each constitutes a valid and legally binding instrument of the Company, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally, and subject, as to enforcement, to general principles of equity, and any other customary exceptions which such counsel states do not materially prejudice the rights of the Holders under this Indenture and the Securities; and

          (6) such Subsidiary shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (a) such Subsidiary has obtained all governmental and regulatory approvals and consents necessary for its assumption of liability as principal debtor in respect of the Securities in place of the Company; (b) such approvals and consents are at the time of assumption in full force and effect; and (c) such supplemental indenture has been duly authorized and delivered by such Subsidiary, constitutes a valid and legally binding instrument of such Subsidiary, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and subject, as to enforcement, to general principles of equity, and any other customary exceptions which such counsel states do not materially prejudice the rights of the Holders under this Indenture and the Securities.

          Upon compliance with, and subject to, the requirements set forth above in this Section 804, such Subsidiary shall succeed to and be substituted for the Company, with the same effect as if it had been named as the Company herein and in the Securities in place of the Company; and the Company shall thereupon be relieved of any further obligation or liability hereunder or upon the Securities (except as provided in its guarantee as aforesaid). Such Subsidiary may cause to be signed, and may issue in its own name, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Subsidiary, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered as provided herein, with the guarantee of the Company endorsed thereon, and any Securities which such Subsidiary thereafter shall cause to be signed and delivered, with the guarantee of the Company endorsed thereon, to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date thereof. In the event a Subsidiary shall assume the obligations of the Company in accordance with this Section 804, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.


                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

          Section 901.  Supplemental Indentures Without Consent of Holders.
                        --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities or to evidence the assumption by a Subsidiary of the Company's obligations in accordance with Section 803;

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

          (3) to add any additional Events of Default;

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities; provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holders of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding;

          (6)  to secure the Securities;

          (7) to establish the form or terms of Securities of any series as permitted by Section 201 and 301;

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (9) to cure any ambiguity, to correct or supplement any provision contained herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture or under any supplemental indenture, provided such action shall not adverselx affect the interests of the Holders of Securities of any series in any material respect.

          Section 902.  Supplemental Indentures With Consent of Holders.
                        -----------------------------------------------

          With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any instalment of principal or of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an

     Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify the provisions of this Indenture with respect to subordination of the Securities in a manner adverse to the Holders of such series, or

          (4) modify any of the provisions of this Section, Section 513 or
     Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in Section 1008 or the deletion of this provision, in accordance with the requirements of Section 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 903.  Execution of Supplemental Indentures.
                        ------------------------------------

          In executing or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 904.  Effect of Supplemental Indentures.
                        ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 905.  Conformity With Trust Indenture Act.
                        -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          Section 906.  Reference in Securities to Supplemental Indentures.
                        --------------------------------------------------

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                  ARTICLE TEN

                                   COVENANTS

          Section 1001.  Payment of Principal, Premium and Interest.
                         ------------------------------------------

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

          Section 1002.  Maintenance of Office or Agency.
                         -------------------------------

          The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt, written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designations or rescission and of any change in the location of any such other office or agency. The Company hereby designates as a Place of Payment for each series of Securities, the Borough of Manhattan, The City of New York, and appoints the Trustee at its Corporate Trust Office as Paying Agent in such city.

          Section 1003.  Money for Securities Payments to be Held in Trust.
                         -------------------------------------------------

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its actions or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provision of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 1004.  Limitation on Liens.
                         -------------------

          The Company will not create or assume, and will not permit any Restricted Subsidiary to create or assume, any mortgage, security interest, pledge or lien (collectively in this Article Ten referred to as "lien") of or upon any Principal Property or shares of capital stock or indebtedness of any Restricted Subsidiary, whether owned at the date of this Indenture or thereafter acquired, without making effective provision, and the Company in such case will make or cause to be made effective provision, whereby the Outstanding Securities shall be secured by such lien equally and ratably with any and all other indebtedness or obligations thereby secured, so long as such other indebtedness or obligations shall be so secured; provided that the foregoing shall not apply to any of the following:

          (1) liens on any Principal Property acquired, constructed or improved after the date of this Indenture which are created or assumed contemporaneously with, or within 120 days after, or pursuant to financing arrangements for which a firm commitment is made by a bank, insurance company or other lender or investor (not including the Company or any Restricted Subsidiary) within 120 days after the completion of such acquisition, construction or improvement to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, or, in addition to liens contemplated by Clauses (2) and (3) below, liens on any Principal Property existing at the time of acquisition thereof, provided that in the case of any such acquisition, construction or improvement the lien shall not apply to any property theretofore owned by the Company and/or, one or more Restricted Subsidiaries other than, in the case of such construction or improvement any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

          (2) liens on property or shares of capital stock or indebtedness of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary;

          (3) liens on property or shares of capital stock or indebtedness of a corporation existing at the time such corporation becomes a Restricted Subsidiary;

          (4) liens to secure indebtedness of a Restricted Subsidiary to the Company and/or one or more Subsidiaries;

          (5) liens in favor of the United States of America or any State thereof or any department, agency or political subdivision of the United States of America or any State thereof, to secure partial progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such liens;

          (6) liens on timberlands in connection with an arrangement under which the Company and/or one or more Restricted Subsidiaries are obligated to cut or pay for timber in order to provide the lienholder with a specified amount of money however determined;

          (7) liens created or assumed in the ordinary course of the business of exploring for, developing or producing oil, gas or other minerals (including in connection with borrowings of money for such purposes) on, or on any interest in, or on any proceeds from the sale of, property, acquired or held for the purpose of exploring for, developing or producing oil, gas or other minerals, or production therefrom, or proceeds of such production, or material or equipment located on such property;

          (8) liens in favor of any customer arising in respect of performance deposits and partial progress, advance or other payments made by or on behalf of such customer for goods produced or to be produced for or services rendered or to be rendered to such customer in the ordinary course of business, which liens shall not exceed the amount of such deposits or payments;

          (9) liens for the sole purpose of extending renewing or replacing in whole or in part any lien referred to in the foregoing clauses (1) to (8), inclusive, or in this clause (9), or any lien created prior to and existing on the date of this Indenture, provided that the indebtedness secured thereby shall not exceed in principal amount the indebtedness so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the lien so extended, renewed or replaced (plus improvements on such property);

          (10) mechanics', workmen's, repairmen's, materialmen's, carriers' and other similar liens arising in the ordinary course of business;

          (11) liens created by or resulting from any litigation or proceedings which are being contested in good faith by appropriate proceedings; liens arising out of judgements or awards against the Company and/or one or more Restricted Subsidiaries with respect to which the Company and/or such Restricted Subsidiary or Subsidiaries are in good faith prosecuting an appeal or proceedings for review; or liens incurred by the Company and/or one or more Restricted Subsidiaries for the purpose of obtaining a stay or discharge in the course of any legal proceeding to which the Company and/or Subsidiaries are a party; or

          (12) liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord's liens on property held under lease, and tenants' rights under leases; easements; and any other liens of a nature similar to those hereinabove described in this clause (12) which do not, in the opinion of the Company, materially impair the title of such property in the operation of the business of the Company or any Restricted Subsidiary or the value of such property for the purposes of such business.

          Section 1005.  Limitation on Sale and Lease-Back.
                         ---------------------------------

          The Company will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any person providing for the leasing by the Company and/or one or more Restricted Subsidiaries of any Principal Property (except for temporary leases for a term, including any renewal thereof, of not more than three years and except for leases between the Company and one or more Restricted Subsidiaries or between Restricted Subsidiaries), which property has been or is to be sold or transferred by the Company and such Restricted Subsidiary or Subsidiaries to such person (in this Article Ten referred to as "Sale and Lease-Back Transaction") unless (a) the Company and/or Restricted Subsidiary or Subsidiaries would be entitled to incur indebtedness secured by a lien on such property without equally and ratably securing the Securities pursuant to the provisions of Section 1004, (b) the Company shall apply or cause to be applied an amount equal to the Value of such Sale and Lease-Back Transaction within 120 days of the effective date of any arrangement (i) to the retirement of indebtedness for borrowed money incurred or assumed by the Company or any Restricted Subsidiary (other than indebtedness for borrowed money owed to the Company and/or one or more Restricted Subsidiaries) which by its terms matures on, or is extendable or renewable at the option of the obligor to a date more then twelve months after the date of the incurrence or assumption of such indebtedness and which is senior in right of payment to, or ranks pari passu with, the Securities ("funded debt"), or (ii) to the purchase of other property which will constitute "Principal Property" having a fair value in the opinion of the Board of Directors at least equal to the Value of such Sale and Lease-Back Transaction or (c) the Company or a Restricted Subsidiary shall deliver to the Trustee or other applicable trustee for cancellation Securities or funded debt in aggregate principal amount at least equal to the Value of such Sale and Lease-Back Transaction.

          For purposes of this Section 1005 and Section 1006, the term "Value" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (1) the net proceeds of the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (2) the fair value in the opinion of the Board of Directors of such property at the time of entering into such Sale and Lease-Back Transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination without regard to any renewal or extension options contained in the lease.

          Section 1006.  Exemption from Limitation on Liens and Sale and Lease-
                         -----------------------------------------------------
Back.
----

          Notwithstanding the provisions of Sections 1004 and 1005, the Company and any one or more of its Restricted Subsidiaries may nevertheless create or assume liens which would otherwise require securing of the Securities under said provisions, and enter into Sale and Lease-Back Transactions without compliance with either clause (b) or (c) of Section 1005, provided that the aggregate amount of all such liens and Sale and Lease-Back Transactions permitted by this Section at any time outstanding, (as measured by the sum of (i) all indebtedness secured by all such liens then outstanding or to be so created or assumed but excluding secured indebtedness permitted under the exceptions in Section 1004, and (ii) the Value of all such Sale and Lease-Back Transactions then outstanding or to be so entered into, but excluding such transactions in which indebtedness is retired or property is purchased or Securities or funded debt are delivered pursuant to Section 1005) shall not exceed 5% of the Net Tangible Assets of the Company and its Restricted Subsidiaries.

          Section 1007.  Statement by Officers as to Default.
                         -----------------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof an officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1004 to 1006, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          Section 1008.  Waiver of Certain Covenants.
                         ---------------------------

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 and 1006, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

          Section 1009.  Applicability of Covenants.
                         --------------------------

          Any series of Securities may provide, as contemplated by Section 301 of this Indenture, that any one or more of the covenants set forth in Sections 802, and 1004 and 1008, inclusive, shall not be applicable to the Securities of such series.


                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

          Section 1101.  Applicability of Article.
                         ------------------------

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article or Article Twelve.

          Section 1102.  Election to Redeem; Notice to Trustee.
                         -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities at the election of the Company prior to the expiration of any restriction on redemptions provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

          Section 1103.  Selection by Trustee of Securities to be Redeemed.
                         -------------------------------------------------

          If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          Section 1104.  Notice of Redemption.
                         --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2) the Redemption Price and the amount of any accrued interest to the Redemption Date,

          (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price and any accrued interest to the Redemption Date, and

          (6) that the redemption is for a sinking fund, if such is the case.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          Section 1105.  Deposit of Redemption Price.
                         ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

          Section 1106.  Securities Payable on Redemption Date.
                         -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender therefor for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          Section 1107.  Securities Redeemed in Part.
                         ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as required by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                ARTICLE TWELVE

                                 SINKING FUNDS

          Section 1201.  Applicability of Article.
                         ------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

          Section 1202.  Satisfaction of Sinking Fund Payments With Securities.
                         -----------------------------------------------------

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Series; provided, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

          Section 1203.  Redemption of Securities for Sinking Fund.
                         -----------------------------------------

          Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 1106 and 1107.


                               ARTICLE THIRTEEN

                          SUBORDINATION OF SECURITIES

          Section 1301.  Agreement to Subordinate.
                         ------------------------

          The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of a Security likewise covenants and agrees by his acceptance thereof, that the obligation of the Company to make any payment on account of the principal of (and premium, if any) and interest on each and all of the Securities shall be subordinate and junior in right of payment to the Company's obligations to the holders of Senior Indebtedness and, under the circumstances described in clause (ii) of this sentence, to the holders of Additional Senior Obligations, to the extent provided herein, and that in the case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company as a whole, whether voluntary or involuntary, (i) all obligations to holders of Senior Indebtedness shall be entitled to be paid in full before any payment shall be made on account of the principal of (and premium, if any) or interest on the Securities and, (ii) if after giving effect to the operation of clause (i) above, (A) any amount of cash, property or securities remains available for payment or distribution in respect of the Securities ("Excess Proceeds") and (B) creditors in respect of Additional Senior Obligations have not received payment in full of amounts due or to become due thereon or payment of such amounts have not been duly provided for, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of all such Additional Senior Obligations before any payment shall be made on account of the principal of (and premium, if any) or interest on the Securities. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness and Additional Senior Obligations, the Holders of the Securities, together with the holders of any obligations of the Company Ranking on a Parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Securities before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company Ranking Junior to the Securities. In addition, in the event of any such proceeding, if any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness and Additional Senior Obligations are paid in full and if the Holder or the Trustee, as the case may be, receiving such payment is aware at the time of receipt that all Senior Indebtedness and Additional Senior Obligations have not been paid in full, then such payment or distribution shall, if received by any Holder, be held in trust for the benefit of the holders of Senior Indebtedness and/or Additional Senior Obligations, as the case may be or, if received by the Trustee, shall be held by it and delivered forthwith to the trustee in bankruptcy, receiver, assignee, agent or other Person making payment or distribution of the assets of the Company, and, in each case, shall be applied to the payment of all Senior Indebtedness and Additional Senior Obligations remaining unpaid, until all such Senior Indebtedness and Additional Senior Obligations shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness and Additional Senior Obligations. For purposes of this paragraph only, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other company provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness and Additional Senior Obligations which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.

          The subordination provisions of the foregoing paragraph shall not be applicable to amounts at the time due and owing on the Securities on account of the unpaid principal of (and premium, if any) or interest on the Securities for the payment of which funds have been deposited in trust with the Trustee or have been set aside by the Company in trust in accordance with the provisions of this Indenture; nor shall such provisions impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

          If there shall have occurred and be continuing (a) a default in any payment with respect to any Senior Indebtedness or (b) an event of default with respect to any Senior Indebtedness as a result of which the maturity thereof is accelerated, unless and until such payment default or event of default shall have been cured or waived or shall have ceased to exist, no payments shall be made by the Company with respect to the principal of (or premium, if any) or interest on the Securities. The provisions of this paragraph shall not apply to any payment with respect to which the first paragraph of this Section would be applicable.

          The securing of any obligations of the Company Ranking on a Parity with the Securities or obligations Ranking Junior to the Securities shall not be deemed to prevent such obligations from constituting obligations of the Company Ranking on a Parity with the Securities or obligations Ranking Junior to the Securities.

          The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, or transfer, comply with the conditions set forth in Article Eight.

          Section 1302.  Obligation of the Company Unconditional.
                         ---------------------------------------

          Nothing contained in this Article or elsewhere in this Indenture is intended to or shall impair, as between the Company and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay the Holders of the Securities the principal of (and premium, if any) and interest on the Securities when, where and as the same shall become due and payable, all in accordance with the terms of the Securities, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors other than the holders of Senior Indebtedness and Additional Senior Obligations, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon an Event of Default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness and Additional Senior Obligations in respect of cash, property, or securities of the Company received upon the exercise of any such remedy.

          Section 1303.  Notice to Trustee of Facts Prohibiting Payment.
                         ----------------------------------------------

          The Company shall give prompt written notice to a Responsible Officer of the Trustee located at the Corporate Trust Office of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder of Senior Indebtedness or Additional Senior Obligations or from any trustee therefor, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it during or after such three Business Day period.

          Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness or Additional Senior Obligations (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness or Additional Senior Obligations (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness or Additional Senior Obligations to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or Additional Senior Obligations held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 1304.  Application by Trustee of Moneys Deposited With It.
                         --------------------------------------------------

          Anything in this Indenture to the contrary notwithstanding, any deposit of moneys by the Company with the Trustee or any other agent (whether or not in trust) for any payment of the principal of (and premium, if any) or interest on any Securities shall, except as provided in Section 1303, be subject to the provisions of Section 1301.

          Section 1305.  Subrogation to Rights of Holders of Senior Indebtedness
                         -------------------------------------------------------
and Additional Senior Obligations.
---------------------------------

          Subject to the payment in full of all Senior Indebtedness and Additional Senior Obligations, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness and the rights of holders of Additional Senior Obligations to receive payments or distributions of assets of the Company applicable to such Senior Indebtedness or Additional Senior Obligations, as the case may be, until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, none of the payments or distributions to the holders of the Senior Indebtedness or to the holders of Additional Senior Obligations to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, or of payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness or to the holders of Additional Senior Obligations by Holders of the Securities or the Trustee shall, as among the Company, its creditors other than holders of Senior Indebtedness, holders of Additional Senior Obligations and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness or the Additional Senior Obligations, as the case may be; it being understood that the provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness and the holders of Additional Senior Obligations on the other hand.

         Section 1306.  Subordination Rights Not Impaired by Acts or Omissions
                        ------------------------------------------------------
of Company, Holders of Senior Indebtedness or Holders of Additional Senior
--------------------------------------------------------------------------
Obligations.
-----------

          No right of any present or future holders of any Senior Indebtedness or Additional Senior Obligations to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

          Section 1307.  Authorization of Trustee to Effectuate Subordination of
                         -------------------------------------------------------
Securities.
----------

          Each Holder of a Security, by his acceptance thereof, authorizes and expressly directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

          If, in the event of any proceeding or other action relating to the Company referred to in the first sentence of Section 1301, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the Holders of the Securities prior to fifteen days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness and Additional Senior Obligations shall have the right to file and are hereby authorized to file appropriate claim for and on behalf of the Holders of the Securities; provided, that no such filing by any holders of Senior Indebtedness or Additional Senior Obligations shall preclude the Trustee from filing such a proof of claim on behalf of the Holders of Securities.

          Section 1308.  Right of Trustee to Hold Senior Indebtedness and
                         ------------------------------------------------
Additional Senior Obligations.
-----------------------------

          The Trustee in its individual capacity shall be entitled to all of the rights set forth in this Article in respect of any Senior Indebtedness or Additional Senior Obligations at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness or Additional Senior Obligations, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder. Nothing in this Article shall subordinate to Senior Indebtedness or Additional Senior Obligations the claims of the Trustee under Section 607.

          Section 1309.  Article Thirteen Not to Prevent Events of Default.
                         -------------------------------------------------

          The failure to make a payment pursuant to the Securities by reason of any provision in this Article shall not be construed as preventing the occurrence of an Event of Default.

          Section 1310.  Article Applicable to Paying Agents.
                         -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the content otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1308 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 1311.  Reliance on Judicial Order or Certificate of
                         --------------------------------------------
Liquidating Agent.
-----------------

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, Additional Senior Obligations and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          Section 1312.  Trustee Not Fiduciary for Holders of Senior
                         -------------------------------------------
Indebtedness or Holders of Additional Senior Obligations.
--------------------------------------------------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness or the holders of Additional Senior Obligations and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person, cash, property or securities to which any holders of Senior Indebtedness or Additional Senior Obligations shall be entitled by virtue of this Article or otherwise.

          Section 1313.  Payment Permitted If No Default.
                         -------------------------------

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the case of any insolvency, receivership, conservatorship, reorganization, readjustment or debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company referred to in Section 1301 from making payments at any time of principal of (and premium, if any) or interest on the Securities.


                               ARTICLE FOURTEEN

                               HOLDERS' MEETINGS

          Section 1401.  Purposes for Which Meetings May be Called.
                         -----------------------------------------

          A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee, or to give any direction to the Trustee, or to waive or consent to the waiving of any Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

          (2) to remove the Trustee or appoint a successor trustee, pursuant to the provisions of Article Six;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 901 and 902; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities under any other provision of this Indenture or under applicable law.

          Section 1402.  Manner of Calling Meetings.
                         --------------------------

          The Trustee may at any time call a meeting of Holders to take any action specified in Section 1401. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee to the Company and to the Holders not less than 20 nor more than 60 days prior to the date fixed for the meeting. Any meeting shall be valid without notice if the Holders of all of the Outstanding Securities are present in person or by proxy, or if notice is waived before or after the meeting by the Holders of all of the Outstanding Securities, and if the Company and the Trustee are either present or have, before or after the meeting, waived notice.

          Section 1403.  Call of Meetings by Company or Holders.
                         --------------------------------------

          In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of not less than 30% in aggregate principal amount of the Outstanding Securities, shall have requested the Trustee to call a meeting of Holders to take any action authorized in Section 1401 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or such Holders in the amount above specified may determine the time and the place in New York, New York or in Atlanta, Georgia for such meeting and may call such meeting to take any action authorized in Section 1401, by mailing notice thereof as provided in
Section 1402.

          Section 1404.  Who May Attend and Vote at Meetings.
                         -----------------------------------

          To be entitled to vote at any meeting of Holders a person shall (a) be a Holder of one or more Securities with respect to which the meeting is being held, or (b) be a person appointed by an instrument in writing as proxy by such Holder of one or more Securities. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          Section 1405.  Regulations May be Made by Trustee.
                         ----------------------------------

          Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

          At any meeting each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Securities held or represented by him.

          Section 1406.  Evidence of Actions by Holders.
                         ------------------------------

          Whenever the Holders of a specified percentage in aggregate principal amount of the Securities may take any action, the fact that the Holders of such percentage have acted may be evidence by (a) instruments of similar tenor executed by Holders in person or by attorney or written proxy, or (b) the Holders voting in favor thereof at any meeting of Holders called and held in accordance with the provisions of the rules for meetings of Holders, or (c) by a combination thereof. The Trustee may require proof of any matter concerning the execution of any instrument by a Holder or his attorney or proxy as it shall deem necessary.

          Section 1407.  Exercise of Rights of Trustee and Holders Not to be
                         ---------------------------------------------------
Hindered or Delayed.
-------------------

          Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.


                                ARTICLE FIFTEEN

                                  CONVERSION

          Section 1501.  Applicability; Conversion Privilege.
                         -----------------------------------

          Except as otherwise specified pursuant to Section 301 for Securities of any series, the provisions of this Article Fifteen shall be applicable to any Securities that are convertible into Georgia-Pacific Group Stock or Timber Stock. Each reference in this Article to a "Security" or "Securities" refers to the Securities of a particular series that is convertible into Georgia-Pacific Group Stock or Timber Stock, as applicable. Without limiting the generality of the immediately preceding sentence, if two or more series of Securities with conversion privileges are outstanding at any time, (i) the provisions of this Article shall be applied separately to each such series, and (ii) references to the Trustee refer to the Trustee for the Securities of such series. If so provided pursuant to Section 301 with respect to the Securities of any series, the Holder of a Security of such series shall have the right, at such Holder's option, to convert, in accordance with the terms of such series of Securities and this Article Fifteen, all or any part (if the portion to be converted and the remaining portion of such Security are in authorized denominations for that series of Securities) of such Security into shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, at any time during the period specified in the terms of the Securities of the series pursuant to Section 301, at the Conversion Price in effect on the date of conversion, or, as to any Securities called for redemption at any time prior to the time and date fixed for such redemption (unless the Company shall default in the payment of the Redemption Price, in which case such right shall not terminate at such time and date).

          Section 1502.  Conversion Procedure; Conversion Price; Fractional
                         --------------------------------------------------
Shares.
------

          (a) Except as otherwise specified as contemplated by Section 301 for Securities of any series, each Security of such series to which this Article is applicable shall be convertible at the office of the Conversion Agent, and at such other place or places, if any, specified pursuant to Section 301 with respect to the Securities of such series, into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Georgia-Pacific Group Stock or Timber Stock, as applicable. The Securities will be converted into shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Georgia-Pacific Group Stock or Timber Stock, as applicable, or accrued interest on a converted Security except as described in Section 1509 and Section 1502(c). The Company may, but shall not be required, in connection with any conversion of Securities, to issue a fraction of a share of Georgia-Pacific Group Stock or Timber Stock, as applicable, and, if the Company shall determine not to issue any such fraction, the Company shall, subject to Section 1503(4), make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Price of the Georgia-Pacific Group Stock or Timber Stock, as applicable, on the last Trading Day prior to the date of conversion.

          (b) Before any Holder of a Security shall be entitled to convert the same into Georgia-Pacific Group Stock or Timber Stock, as applicable, such Holder shall surrender such Security duly endorsed to the Company or in blank, at the office of the Conversion Agent or at such other place or places, if any, specified pursuant to Section 301, and shall give written notice to the Company at said office or place that he elects to convert the same and shall state in writing therein the principal amount of Securities to be converted and the name or names (with addresses) in which he wishes the certificate or certificates for Georgia-Pacific Group Stock or Timber Stock, as applicable, to be issued.

          If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will as soon as practicable after the surrender of a Security for conversion, issue and deliver at said office or place to the Holder of a Security, or to his nominee or nominees, certificates for the number of full shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, to which he shall be entitled as aforesaid, together, subject to the last sentence of paragraph (a) above, with cash in lieu of any fraction of a share to which he would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, while the stock transfer books for such stock or the Security Register are duly closed for any purpose, but certificates for shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, shall be issued and delivered as soon as practicable after the opening of such books or Security Register.

          (c) A Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Security for conversion as provided above, and the Person or Persons entitled to receive the Georgia-Pacific Group Stock or Timber Stock, as applicable, issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Georgia-Pacific Group Stock or Timber Stock, as applicable, as of the close of business on such date.

          (d) In case any Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Securities so surrendered, without charge to such Holder (subject to the provisions of Section 1508), a new Security or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Security.

          Section 1503.  Adjustment of Conversion Price for Georgia-Pacific
                         --------------------------------------------------
Group Stock or Timber Stock.
---------------------------

          The Conversion Price with respect to any Security which is convertible into Georgia-Pacific Group Stock or Timber Stock, as applicable, shall be adjusted from time to time as follows:

          (1) In case the Company shall, at any time or from time to time while any of such Securities are Outstanding, (i) pay a dividend in shares of its Georgia-Pacific Group Stock or Timber Stock, as applicable, to holders of Georgia-Pacific Group Stock or Timber Stock, as applicable, (ii) combine its outstanding shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, into a smaller number of shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, (iii) subdivide its outstanding shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, into a greater number of shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, or (iv) make a distribution in shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, to holders of Georgia-Pacific Group Stock or Timber Stock, as applicable, then the Conversion Price in effect immediately before such action shall be adjusted so that the Holders of such Securities, upon conversion thereof into Georgia-Pacific Group Stock or Timber Stock, as applicable, immediately following such event, shall be entitled to receive the kind and amount of shares of capital stock of the Company which they would have owned or been entitled to receive upon or by reason of such event if such Securities had been converted immediately before the record date (or, if no record date, the effective date) for such event. An adjustment made pursuant to this Section 1503(1) shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective retroactively immediately after the effective date in the case of a subdivision or combination. For the purposes of this Section 1503(1), each Holder of Securities shall be deemed to have failed to exercise any right to elect the kind or amount of securities receivable upon the payment of any such dividend, subdivision, combination or distribution (provided that if the kind or amount of securities receivable upon such dividend, subdivision, combination or distribution is not the same for each nonelecting share, then the kind and amount of securities or other property receivable upon such dividend, subdivision, combination or distribution for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares).

          (2) In case the Company shall, at any time or from time to time while any of such Securities are Outstanding, issue rights or warrants to all or substantially all holders of shares of its Georgia-Pacific Group Stock or Timber Stock, as applicable, entitling them (for a period expiring within 45 days after the record date for such issuance) to subscribe for or purchase shares of Georgia-Pacific Group Stock or Timber Stock, as applicable (or securities convertible into shares of Georgia-Pacific Group Stock or Timber Stock, as applicable), at a price per share less than the Current Market Price of the Georgia-Pacific Group Stock or Timber Stock, as applicable, at such record date (treating the price per share of the securities convertible into Georgia-Pacific Group Stock or Timber Stock, as applicable, as equal to (x) the sum of (i) the price for a unit of the security convertible into Georgia-Pacific Group Stock or Timber Stock, as applicable, and (ii) any additional consideration initially payable upon the conversion of such security into Georgia-Pacific Group Stock or Timber Stock, as applicable, divided by (y) the number of shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, initially underlying such convertible security), the Conversion Price with respect to such Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, offered for subscription or purchase (or into which the convertible securities so offered are initially convertible), and the denominator of which shall be the number of shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, outstanding on the date of issuance of such rights or warrants plus the number of shares or securities which the aggregate offering price of the total number of shares or securities so offered for subscription or purchase (or the aggregate purchase price of the convertible securities so offered plus the aggregate amount of any additional consideration initially payable upon conversion of such securities into Georgia-Pacific Group Stock or Timber Stock, as applicable) would purchase at such Current Market Price of the Georgia-Pacific Group Stock or Timber Stock, as applicable. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

          (3) In case the Company shall, at any time or from time to time while any of such Securities are Outstanding, distribute to all or substantially all holders of shares of its Georgia-Pacific Group Stock or Timber Stock, as applicable (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Georgia-Pacific Group Stock or Timber Stock, as applicable, is not changed or exchanged), cash, evidences of its indebtedness, securities or assets (excluding (i) regular periodic cash dividends in amounts, if any, determined from time to time by the Board of Directors (to the extent paid from current or retained earnings of the Company) or (ii) dividends payable in shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, for which adjustment is made under Section 1503(1)) or rights or warrants to subscribe for or purchase securities of the Company (excluding those referred to in Section 1503(2)), then in each such case the Conversion Price with respect to such Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the Current Market Price of the Georgia-Pacific Group Stock or Timber Stock, as applicable, on the record date referred to below, and the denominator of which shall be such Current Market Price of the Georgia-Pacific Group Stock or Timber Stock, as applicable, less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the cash or assets or evidences of indebtedness or securities so distributed or of such subscription rights or warrants applicable to one share of Georgia-Pacific Group Stock or Timber Stock, as applicable (provided that such denominator shall never be less than 1.0); provided, however, that no
                                                --------  -------
     adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if a Holder of Securities would otherwise be entitled to receive such rights upon conversion at any time of such Securities into Georgia-Pacific Group Stock or Timber Stock, as applicable, unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this section as a dividend on the Georgia-Pacific Group Stock or Timber Stock, as applicable. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such record date had not been fixed.

          (4) The Company shall be entitled to make such additional adjustments in the Conversion Price, in addition to those required by subsections 1503(1), 1503(2) and 1503(3), as shall be necessary in order that any dividend or distribution of Georgia-Pacific Group Stock or Timber Stock, as applicable, any subdivision, reclassification or combination of shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, or any issuance of rights or warrants referred to above shall not be taxable to the holders of Georgia-Pacific Group Stock or Timber Stock, as applicable, for United States Federal income tax purposes.

          (5) In any case in which this Section 1503 shall require that any adjustment be made effective as of or retroactively immediately following a record date, the Company may elect to defer (but only for five (5) Trading Days following the filing of the statement referred to in Section 1505) issuing to the Holder of any Securities converted after such record date the shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, and other capital stock of the Company issuable upon such conversion over and above the shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, and other capital stock of the Company issuable upon such conversion on the basis of the Conversion Price prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill
     --------  -------
     or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (6) All calculations under this Section 1503 shall be made to the nearest cent or one-hundredth of a share or security, with one-half cent and 0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 1503, the Company shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this
     Section 1503 shall be made successively whenever an event requiring such an adjustment occurs.

          (7) In the event that at any time, as a result of an adjustment made pursuant to this Section 1503, the Holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, into which the Securities originally were convertible, the Conversion Price of such other shares so receivable upon conversion of any such Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Georgia-Pacific Group Stock or Timber Stock, as applicable, contained in subparagraphs (1) through (6) of this Section 1503, and the provision of Sections 1501, 1502 and 1504 through 1509 with respect to the Georgia-Pacific Group Stock or Timber Stock, as applicable, shall apply on like or similar terms to any such other shares and the determination of the Board of Directors as to any such adjustment shall be conclusive.

          (8) No adjustment shall be made pursuant to this Section: (i) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Georgia-Pacific Group Stock or Timber Stock, as applicable, or (ii) subject to 1503(5) hereof, with respect to any Security that is converted prior to the time such adjustment otherwise would be made.

          Section 1504.  Consolidation or Merger of the Company.
                         --------------------------------------

          In case of either (a) any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in a reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value) in, outstanding shares of Georgia-Pacific Group

Stock or Timber Stock, as applicable, or (b) any sale or conveyance of all or substantially all of the property and assets of the Company to another Person, then each Security then outstanding shall be convertible from and after such merger, consolidation, sale or conveyance of property and assets into the kind and amount of shares of stock or other securities and property receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, into which such Securities should have been converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fifteen (and assuming such holder of Georgia-Pacific Group Stock or Timber Stock, as applicable, failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, sale or conveyance is not the same for each nonelecting share, then the kind and amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares or securities)). The Company shall not enter into any of the transactions referred to in clause (a) or (b) of the preceding sentence unless effective provision shall be made so as to give effect to the provisions set forth in this Section 1504. The provisions of this
Section 1504 shall apply similarly to successive consolidations, mergers, sales or conveyances.

          Section 1505.  Notice of Adjustment.
                         --------------------

          Whenever an adjustment in the Conversion Price with respect to a series of Securities is required:

          (1) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such Securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment, such certificate to be conclusive evidence that the adjustment is correct; and

          (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company, or at Company Request, by the Trustee in the name and at the expense of the Company, in the manner provided in Section 106. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

          Section 1506.  Notice in Certain Events.
                         ------------------------

          In case:

          (1) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance to another Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all or substantially all of the property and assets of the Company; or

          (2) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

          (3) of any action triggering an adjustment of the Conversion Price pursuant to this Article Fifteen;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent for the applicable Securities, and shall cause to be given, to the Holders of applicable Securities in the manner provided in Section 106, at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article Fifteen, or, if a record is not to be taken, the date as of which the holders of record of Georgia-Pacific Group Stock or Timber Stock, as applicable, entitled to such distribution, rights or warrants are to be determined, or (y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article Fifteen is expected to become effective, and the date as of which it is expected that holders of Georgia-Pacific Group Stock or Timber Stock, as applicable, of record shall be entitled to exchange their Georgia-Pacific Group Stock or Timber Stock, as applicable, for securities or other property deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

          Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (1), (2) or (3) of this Section.

          Section 1507.  Company To Reserve Stock; Registration; Listing.
                         -----------------------------------------------

          (a) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, for the purpose of effecting the conversion of the Securities, such number of its duly authorized shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, as shall from time to time be sufficient to effect the conversion of all applicable Outstanding Securities into such Georgia-Pacific Group Stock or Timber Stock, as applicable, at any time (assuming that, at the time of the computation of such number of shares or securities, all such Securities would be held by a single holder); provided, however, that nothing contained herein shall preclude the Company from
--------  -------
satisfying its obligations in respect of the conversion of the Securities by delivery of purchased shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, which are held in the treasury of the Company. The Company shall from time to time, in accordance with the laws of the State of Georgia, use its best efforts to cause the authorized amount of the Georgia-Pacific Group Stock or Timber Stock, as applicable, to be increased if the aggregate of the authorized amount of the Georgia-Pacific Group Stock or Timber Stock, as applicable, remaining issued and the issued shares of such Georgia-Pacific Group Stock or Timber Stock, as applicable, in its treasury (other than any such shares reserved for issuance in any other connection) shall not be sufficient to permit the conversion of all Securities. The Company covenants that all shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and free from all liens and charges and, except as provided in
Section 1508, taxes with respect to the issue thereof.

          (b) If any shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, which would be issuable upon conversion of Securities hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares or securities to be duly registered or approved, as the case may be. The Company further covenants that so long as the Georgia-Pacific Group Stock or Timber Stock, as applicable, shall be listed on the New York Stock Exchange, the Company will, if permitted by the rules of such exchange, list and keep listed all Georgia-Pacific Group Stock or Timber Stock, as applicable, issuable upon conversion of the Securities, and the Company will endeavor to list the shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, required to be delivered upon conversion of the Securities prior to such delivery upon any other national securities exchange upon which the outstanding Georgia-Pacific Group Stock or Timber Stock, as applicable, is listed at the time of such delivery.

          Section 1508.  Taxes on Conversion.
                         -------------------

          The issue of stock certificates on conversion of Securities shall be made without charge to the converting Holder for any tax in respect of the issue thereof, and the Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Georgia-Pacific Group Stock or Timber Stock, as applicable, or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

          Section 1509.  Conversion After Record Date.
                         ----------------------------

          If any Securities are surrendered for conversion subsequent to the Regular Record Date preceding an Interest Payment Date but on or prior to such Interest Payment Date (except Securities called for redemption on a Redemption Date between such record date and Interest Payment Date), the Holder of such Securities at the close of business on such Regular Record Date shall be entitled to receive the interest payable on such Securities on such Interest Payment Date notwithstanding the conversion thereof. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds and in the currency acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the Securities being surrendered for conversion. Except as provided in this Section 1509 and Section 1502(c), no adjustments in respect of payments of interest on Securities surrendered for conversion or any dividends or distributions or interest on the Georgia-Pacific Group Stock or Timber Stock, as applicable, issued upon conversion shall be made upon the conversion of any Securities.

          Section 1510.  Company Determination Final.
                         ---------------------------

          Any determination that the Company or the Board of Directors must make pursuant to this Article shall be conclusive if made in good faith and in accordance with the provisions of this Article, absent manifest error.

          Section 1511.  Trustee's Disclaimer.
                         --------------------

          The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                GEORGIA-PACIFIC CORPORATION


                                By:______________________________




[SEAL]


Attest:


____________________

                                  THE BANK OF NEW YORK

                                     as Trustee


                                By:______________________________



[SEAL]


Attest:


____________________

STATE OF            )
                    )    ss:
COUNTY OF           )


          On the        day of             , 1999 before me personally came
, to me known, who, being by me duly sworn, did depose and say that
is                             of Georgia-Pacific Corporation, one of the
corporations described in and which executed the foregoing instrument; that knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of
Directors of said corporation, and that                 signed
name thereto by like authority.


                                ---------------------
                                     Notary Public,
                                          My Commission Expires         , 199


STATE OF            )
                    )    ss:
COUNTY OF           )


          On the        day of             , 1998, before me personally came
, to me known, who, being by me duly sworn, did depose and say that
is a                             of The Bank Of New York, one of the
corporations described in and which executed the foregoing instrument; that knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of
Directors of said corporation, and that                 signed
name thereto by like authority.



                                ---------------------
                                     Notary Public,
                                          My Commission Expires         , 199